                                                                    Exhibit 99.2

THIS NOTE AND THE SECURITIES UNDERLYING THIS NOTE HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. THIS NOTE AND THE SECURITIES UNDERLYING THIS NOTE MAY NOT BE SOLD OR OTHERWISE TRANSFERRED OR PLEDGED, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS, OR IF THE PROPOSED SALE, TRANSFER OR PLEDGE MAY BE EFFECTED UNDER AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND UNDER AN EXEMPTION FROM REGISTRATION OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS.

THIS NOTE IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER SET FORTH IN A SECURITIES PURCHASE AGREEMENT, DATED AS OF JULY 25, 2002, BY AND BETWEEN THE PAYOR AND THE ORIGINAL HOLDER HEREOF. A COPY OF THAT AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

                           BOSTON LIFE SCIENCES, INC.

                 10% CONVERTIBLE SENIOR SECURED PROMISSORY NOTE

$4,000,000                                                    New York, New York
                                                                   July 25, 2002

1. General.

       a. Promise to Pay. For value received, BOSTON LIFE SCIENCES, INC., a Delaware corporation with offices at 20 Newbury Street, Boston, Massachusetts 02116 (the "Payor"), hereby promises to pay to the order of Ingalls & Snyder Value Partners, L.P., or its assigns, (the "Payee" or "Holder") the principal amount of Four Million and 00/100 Dollars ($4,000,000) on June 1, 2005, or such earlier date as may be required hereby (the "Maturity Date") and accrued interest thereon as hereinafter provided, unless this Note shall have been converted into Conversion Securities of the Payor, on the terms set forth below.

       b. Payment. All payments hereunder shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender therein for the payment of public and private debts. The Payor shall pay interest on the earlier to occur of (i) each June 1 and December 1 through the Maturity Date or (ii) the date of conversion of this Note. Interest shall accrue on the unpaid balance of the Principal at the rate of ten percent (10%) per annum (computed from the date hereof on the basis of a 360-day year and the actual number of days elapsed) (the "Interest Rate"). The principal of, and interest on, this Note shall be payable by wire transfer of immediately available funds to an account designated by the Payee in writing or by certified or official bank check payable to the Payee mailed to the Payee at the address of the Payee as set forth on the records of the Payor or such other address as shall be designated in writing by the Payee to the Payor. At the Payor's option, provided an Event of Default (as defined in this Note) shall not have occurred and be continuing, interest may be paid by the Payor by delivery of additional Notes in the principal amount of the interest payable on an interest due date. Notwithstanding any other provision of this Note, the Payee does not intend to charge, and the Payor shall not be required to pay, any interest or other fees or charges in excess of the maximum permitted by applicable law; any payments in excess of such maximum shall be refunded to the Payor or credited to reduce principal hereunder. In the event of a default by Payor under the terms of this Note, Payee shall be entitled to receive from Payor, Payee's reasonable attorney's fees and costs in attempting to enforce the provisions of this Note, including but not limited to reasonable attorney's fees and costs through all levels of litigation and collection.

       c. Issuance. This Note was issued by the Payor pursuant to a certain Securities Purchase Agreement dated the date hereof among the Payor and certain persons, including the Payee (together with the Schedules and Exhibits thereto, as amended through the date hereof, the "Agreement"), relating to the issuance of 10% Convertible Senior Secured Promissory Notes maturing on the Maturity Date (the "Notes") in the original aggregate principal amount of $4,000,000. The holders of such Notes are referred to hereinafter as the "Holders". The Payee is entitled to the benefits of the Agreement. Reference is made to the Agreement with respect to certain additional rights of the Payee and obligations of the Payor not set forth herein. Terms that are capitalized in this Note, but not otherwise defined, shall have the meanings ascribed to them in the Agreement.

2. Extension of Maturity. Should the principal of or interest on this Note become due and payable on other than a business day, the Maturity Date thereof shall be extended to the next succeeding business day, and, in the case of principal, interest shall be payable thereon at the rate per annum herein specified during such extension. For the purposes of the preceding sentence, a business day shall be any day that is not a Saturday, Sunday, or legal holiday in the State of New York.

3. No Prepayment. Payor may not prepay the principal amount of this Note or interest thereon without the prior written consent of each of the Holders.

4. Exchange or Replacement of Notes.

       a. The Payee may, at its option, in person or by duly authorized attorney, surrender this Note for exchange, at the principal business office of the Payor, and receive in exchange therefor, a new Note in the same principal amount as the unpaid principal amount of this Note and bearing interest at the same annual rate as this Note, each such new Note to be dated as of the date of this Note and to be in such principal amount as remains unpaid and payable to such person or persons, or order, as the Payee may designate in writing.

       b. Upon receipt by the Payor of evidence satisfactory to it of the loss, theft, destruction, or mutilation of this Note and (in the case of loss, theft or destruction) of an indemnity agreement reasonably satisfactory to it, and upon surrender and cancellation of this Note, if mutilated, the Payor will deliver a new Note of like tenor in lieu of this Note. Any Note delivered in accordance with the provisions of this Section 4 shall be dated as of the date of this Note.

5. Security. The payment and performance of the Obligations of the Payor under this Note are secured by liens on, and security interests in and to, the Collateral granted by the Payor to the Holders pursuant to the Agreement, and executed simultaneously herewith.

6. Senior Indebtedness. The indebtedness evidenced by this Note is senior in right of payment to all other indebtedness of the Payor, and the Liens (as defined in the Agreement) that secure this Note are senior in right of priority to all other Liens (other than Permitted Liens and Liens existing as of the date hereof and disclosed by Payor in Schedule 4(k) to the Agreement) that secure any other indebtedness of the Payor. Payment of amounts due hereunder shall not be subject to any claim of setoff.

7. Conversion of the Note.

       a. Conversion Privilege.

           (A) Subject to and upon compliance with the provisions of this
Section 7, Holder, at Holder's option at any time and from time to time so long as this Note is outstanding, may convert all or any part of the unpaid principal amount of this Note and accrued and unpaid interest thereon into Conversion Securities at the Conversion Price (as defined below) in effect at such time.

           (B) Notwithstanding the provisions of Section 7(a)(A) above, in no event shall the Payor have an obligation to issue an amount of Conversion Securities upon conversion of the Notes from time to time, which when added to the maximum amount of Warrant Securities then issued or issuable upon exercise of the Warrants, would exceed 20% of the Payor's voting stock outstanding on the original issuance date of the Notes (such amount, or such greater amount of Conversion Securities as the Payor then may issue upon conversion of the Notes without violating the applicable rules and regulations of Nasdaq or any successor entity, the "Maximum Amount"). Furthermore, without obtaining the prior written consent of the Majority Note Holders, the Payor shall not (i) issue, or make any commitment to issue, any Equity Securities (or securities convertible into or exercisable for Equity Securities) or (ii) pay any principal amount of accrued and unpaid interest on the Notes in Equity Securities, which issuance, commitment to issue or payment would have the effect of giving the Holder, together with all other Holders, the right to convert in the aggregate, all or any part of the unpaid principal amount of all Notes and accrued and unpaid interest thereon, into Conversion Securities in excess of the Maximum Amount. The Company, in its sole discretion, may elect to seek such approval of its stockholders, or of Nasdaq, as would result in an increase in the Maximum Amount.

       b. Manner of Exercise of Conversion Privilege. In order to exercise the conversion privilege of this Note, Holder shall deliver (i) this Note and (ii) written notice in substantially the form attached to this Note as Exhibit A (the "Conversion Notice") to Payor at Payor's address set forth in Section 15, or at such other address as Payor shall designate in writing. If Holder elects to convert this Note, conversion shall be deemed to have been effected on the date that Payor receives such Conversion Notice (the "Conversion Date"). An election to convert this Note in whole or in part shall be irrevocable once made.

       c. Issuance of Certificates. If this Note is converted, as promptly after the Conversion Date as practicable, the Company shall issue and deliver to Holder at the address set forth in the Conversion Notice, without any charge to Holder, a certificate or certificates (issued in the name of Holder or, subject to compliance with applicable securities laws, in such other name as Holder may designate) for the number of shares of Conversion Securities issuable upon the conversion of this Note. In case the Note is surrendered for a partial conversion, Payor will issue to Holder upon conversion a new note of like tenor ("New Note") reflecting the unconverted portion of the principal on the Note surrendered for such partial conversion and indicating that interest on the principal amount due under the New Note accrues from the date of the borrowing of such principal amount under the Loan Agreement regardless of when such New
Note issued. No fractional shares of Equity Securities will be issued upon conversion of this Note. In lieu of any fractional share to which the Payee would otherwise be entitled, the number of shares to be issued to Payee will be rounded up to the nearest whole share amount.

       d. Stockholder on Conversion. Upon conversion, Holder shall be deemed to have become the stockholder of record on the Conversion Date of the number of Conversion Shares issuable upon such conversion. All rights of Holder to amounts of principal and interest converted shall cease upon conversion, but all other rights of Holder hereunder, including without limitation rights to any amounts of principal not converted and accrued and unpaid interest with respect thereto (which rights may be satisfied by Payor's issuance of a New Note reflecting such unconverted portion of the principal on the Note surrendered for partial conversion and indicating that interest on the principal amount due under such New Note accrues from the date of the borrowing of such principal amount under the Agreement regardless of when such New Note is issued) and to any expenses or other amounts owed hereunder, shall be unaffected by such conversion.

       e. Conversion Price. The initial conversion price of this Note shall be $2.16 per share of Conversion Securities (the "Conversion Price"). The Conversion Price shall be adjusted from time to time as follows whenever any event listed below shall occur:

               (A) In case Payor shall at any time after the date hereof (i) declare a dividend or distribution on the outstanding shares of Conversion Securities payable in shares of its capital stock, (ii) subdivide the outstanding shares of Conversion Securities, (iii) combine the outstanding shares of Conversion Securities into a smaller number of shares, (iv) issue any shares of its capital stock by reclassification of the Conversion Securities (including any such reclassification in connection with a consolidation or merger in which Payor is the continuing corporation), then, in each case, the Conversion Price and the number of shares of Conversion Securities issuable upon conversion of this Note in effect at the time of the record date or such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be equitably adjusted so that Holder after such time shall be entitled to receive the aggregate number and kind of shares which, if such conversion had occurred immediately prior to such time, Holder would have owned upon such conversion and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification.

           (B) Except for any securities disclosed on Schedule 3(d) to the Agreement and except to the extent the Majority Note Holders may, in their sole discretion, consent in writing from time to time, in case Payor shall at any time after the date hereof issue or sell any shares of Equity Securities, convertible or exchangeable securities, options, warrants or other rights to acquire capital stock of the Company (including shares now or hereafter held in Payor's treasury) for a consideration per share or conversion or exercise price less than the Conversion Price in effect immediately prior to the date of issuance or sale of such shares, or without consideration, the Conversion Price shall be adjusted downward to that issuance or sales price.

       f. Effect of Reclassification, Consolidation, Merger, etc., In case of the reclassification or change of outstanding shares of Conversion Securities (other than a change in par value, or from no par value to par value or vice versa, or as a result of a subdivision or combination), or in the case of any consolidation or merger of Payor with or into another Person, or in the case of a sale or conveyance to another Person of all or substantially all of the assets of Payor (any such event, a "Change of Shares"), Holder thereafter shall have the right to convert this Note into the kind and number of shares of stock and/or other securities or property receivable upon such Change of Shares (the "New Underlying Asset") by a holder of the number of shares of Conversion Securities of Payor into which this Note might have been converted immediately before the time of determination of the stockholders of Payor entitled to receive such shares of stock and/or other securities or property, and the Conversion Price shall be adjusted accordingly. Payor shall be obligated to retain and set aside, or otherwise make fair provision for exercise of the right of Holder to receive, the shares of stock and/or other securities or property provided for in this Section. Furthermore, following any Change of Shares, the provisions of this Section 7 shall remain in effect, however with respect to the New Underlying Asset.

       g. Certificate Concerning Adjusted Conversion Price. Whenever the Conversion Price is adjusted pursuant to this Section 7, Payor shall promptly provide by notice to Holder an officer's certificate signed by the chief financial officer or controller of Payor showing in appropriate detail the facts requiring such adjustment, the computation thereof, and the adjusted Conversion Price.

       h. Reservation of Shares for Issuance. Payor shall at all times reserve and keep available out of its authorized and unissued shares of Conversion Securities, for the purpose of effecting the conversion of this Note, such number of its duly authorized shares as shall from time to time be sufficient to effect the conversion of this Note. Payor covenants that all shares of Conversion Securities issued upon conversion of this Note in compliance with the terms hereof will be duly and validly issued and fully paid and non-assessable.

       i. Notice of Certain Corporate Actions. If any of the following events shall occur:

           (A) Payor shall establish a record date for the purpose of entitling the holders of its Conversion Securities to receive a dividend or distribution in cash (excluding regular, periodic cash dividends) or otherwise;

           (B) Payor shall offer to all holders of its Conversion Securities any additional shares of capital stock of Payor or securities convertible into or exchangeable for shares of capital stock of payor, or any right, option or warrant to subscribe for or purchase the same;

           (C) Payor shall authorize the distribution to all holders of its Conversion Securities of evidences of its indebtedness or assets;

           (D) a dissolution, liquidation or winding up of Payor (other than in connection with a consolidation or merger) or sale of all or substantially all of Payor's property, assets and business as an entirety shall be approved by Payor's Board of Directors; or

           (E) a merger or consolidation of Payor with or into any other corporation which shall be approved by Payor's Board of Directors;

then, in any one or more of such events, Payor shall give written notice of such event to Holder at least fifteen (15) days before the date fixed as a record date for the determination of the stockholders entitled to such dividend, distribution, additional shares, convertible or exchangeable securities or subscription or purchase rights, options or warrants or entitled to vote on such proposed dissolution, liquidation, winding up, sale, merger or consolidation. Such notice shall specify such record date or the date of closing the transfer books, as the case may be.

8. Event of Default. The occurrence and continuation of any of the following events shall constitute an "Event of Default" hereunder:

       a. Failure to Pay. Payor shall fail to pay (i) the principal required to be paid pursuant to this Note or (ii) interest required to be paid pursuant to this Note, and such failure to pay interest shall not have been cured within ten
(10) days following the applicable interest due date.

       b. Breach of Certain Covenants. Payor shall fail to comply in any material respect with any covenant contained in Sections 4 or 5 of the Agreement, which failure continues for a period of thirty (30) days after the earlier of (i) the date on which the Chief Executive Officer or Chief Financial Officer of Payor shall have obtained actual knowledge of such failure or should have known of such failure or (ii) the date on which written notice of such failure is given to the Payor by the Majority Note Holders.

       c. Breach of Representation or Warranty. Any representation or warranty made or deemed to be made by Payor in the Agreement shall have been false or misleading in any material respect when made or deemed to be made.

       d. Cross Default. There shall occur any default or event of default on the part of the Payor (taking into account any applicable grace or cure periods) under (i) any agreement, document or instrument to which Payor is a party or by which Payor or any of its property is bound, creating or relating to any Permitted Indebtedness or other indebtedness approved in writing by the Majority Note Holders (other than pursuant to this Note), the unpaid principal balance of which is in excess of $50,000 or (ii) the Agreement or any documents or instruments executed in connection therewith.

       e. Dissolution, etc. Payor shall cease to do business, take steps to wind-up or dissolve or shall suffer the appointment of a receiver, trustee, examiner, custodian or similar fiduciary, or shall make an assignment for the benefit of creditors.

       f. Bankruptcy, etc. Payor (i) shall generally not, or be unable to, or shall admit in writing its inability to, pay its debts as such debts become due;
(ii) shall make an assignment for the benefit of creditors, petition or apply to any tribunal for the appointment of a custodian, receiver or trustee for it or a substantial part of its assets; (iii) shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; (iv) shall have had any such petition or application filed or any such proceeding shall have been commenced, against it, in which an adjudication or appointment is made or order for relief is enter, or which petition, application or proceeding remains undismissed for a period of 60 days or more; or shall be the subject of any proceeding (other than a proceeding unrelated to insolvency or potential insolvency of the Payor seeking monetary damages) under which its assets may be subject to seizure, forfeiture or divestiture; (v) by any act or omission shall indicate its consent to, approval of or acquiescence in any such petition, application or proceeding or order for relief or the appointment of a custodian, receiver or trustee for all or any substantial part of its property; or (vi) shall suffer any such custodianship, receivership or trusteeship to continue undischarged for a period of 60 days or more.

       g. Judgments. One or more judgements, decrees or orders for the payment of money in excess of $50,000 in the aggregate shall be rendered against Payor, and such judgments, decrees, or orders shall continue unsatisfied and in effect for a period of 30 consecutive days without being vacated, discharged, satisfied or stayed or bonded pending appeal.

       h. Change of Control. A Change of Control (as defined below) shall have occurred. For purposes hereof, a "Change of Control" means the occurrence of one or more of the following events:

                    (1) any Person or "Group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, other than Permitted Holders, is or becomes the "beneficial owner" (as defined in Rules 13-d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have beneficial ownership of all shares that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of a majority of the total outstanding voting stock of the Company;

                    (2) during any period of two consecutive years, individuals at the beginning of such period constituted the Board of Directors of the Company (together with any new directors whose election to such Board of Directors, or whose nomination for election by the stockholders of the Company, was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved )cease for any reason to constitute a majority of such Board of Directors then in office; or

                    (3) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company.

9. Acceleration and Other Rights of Payee. Upon the occurrence and during the continuance of any Event of Default, without prejudice to the rights of Payee to enforce its claims against Payor and by delivery of written notice to Payor from Payee, (i) all obligations of Payor under this Note shall be immediately due and payable (except with respect to any Event of Default set forth in Section 8(e) or (f) hereof, in which case all obligations of Payor under this Note shall automatically become immediately due and payable without the necessity of any notice or other demand to Payor) without presentment, demand, protest or any other action or obligation of Payee, or (ii) Payee may convert this Note as provided in Section 7 hereof.

            Notwithstanding anything contained in this Section 9, if, at any time after the principal of the Notes shall so become due and payable and prior to the Maturity Date, all arrears of principal of and interest on the Notes (with interest at the rate specified in the Notes on any overdue principal and, to the extent legally enforceable, on any interest overdue) shall be paid by or for the account of the Payor, the Payee, by written notice(s) to the Payor, may (but shall not be obligated to) waive such Event of Default and its consequences and rescind or annul such declaration; but no such waiver shall extend to or affect any subsequent Event of Default or impair any right resulting therefrom. If any of the Holders of the Notes shall give any notice or take any other action with respect to a claimed Event of Default, Payor, forthwith upon receipt of such notice or obtaining knowledge of such other action will give written notice thereof to all other Holders of the notes then outstanding describing such notice or other action, and the nature of the claimed Event of Default.

10. Waivers. The Payor hereby waives presentment, demand for payment, notice of dishonor, notice of protest and all other notices or demands in connection with the delivery, acceptance, performance or default of this Note. No delay by the Payee or Payor in exercising any power or right hereunder shall operate as a waiver of any power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof, or the exercise thereof, or the exercise of any other power or right hereunder or otherwise. Payor hereby consents to any release, substitution or exchange of any security for payment under this Note or the failure to act on the part of the Holder or any indulgence shown by the Holder from time to time and in one or more instances (without notice to or further assent from Payor), and agrees that no such action, failure to act or failure to exercise any right or remedy on the part of the Holder shall in any way affect or impair the obligations of Payor (which are and shall remain absolute and unconditional), or be construed as a waiver by the Holder, or otherwise affect any of the Holder's rights under this Note. Payor further agrees to reimburse the Holder for all advances, charges, costs and expenses, including reasonable attorneys' fees incurred or paid in exercising any right, power or remedy conferred by this Note or in connection with Holder's enforcement of this Note.

11. Amendments and Waivers. No provision of this Note may be amended or waived without the express written consent of both the Payor and the Payee.

12. Severability; Invalidity. The provisions of this Note are severable, and if any provision shall be h.eld invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall not in any manner affect such provision in any other jurisdiction or any other provision of this Note in any jurisdiction.

13. Governing Law. This Note is made and delivered in, and shall be governed by and construed in accordance with the laws of, the State of New York (without giving effect to principles of conflicts of laws of the State of New York or any other state). Payor and Payee hereby consent to the jurisdiction of any state or federal court within the State of New York.

14. WAIVER OF TRIAL BY JURY. TO THE EXTENT PERMITTED BY APPLICABLE LAW, PAYOR AND PAYEE HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF THIS NOTE, THE AGREEMENT, OR ANY OTHER AGREEMENTS OR TRANSACTIONS BETWEEN PAYOR AND PAYEE.

15. Notices. Notices required to be given hereunder shall be in writing (unless specifically stated otherwise) and given by personal delivery, facsimile, nationally recognized overnight courier or registered or certified mail, postage prepaid with return receipt requested. Notices shall be addressed, if to the Payor, to 20 Newbury Street, Boston, Massachusetts 02116 (facsimile no. 617-425-0996), Attn.: President, with a copy to Ropes & Gray, One International Place, Boston, Massachusetts 02110-2624, (facsimile no. 617-951-7050), Attn.:
Steven A. Wilcox, Esq., and if to the Payee, to the address maintained in the Company's books and records, with a copy to Anderson Kill & Olick, P.C., 1251 Avenue of the Americas, New York, New York 10020-1182 (facsimile no. 212-278-1733), Attn.: Martin R. Bring, Esq. Notices delivered personally shall be deemed given as of actual receipt; notices sent by facsimile shall be deemed given as of one business day following receipt by sender (from sender's fax machine) of written confirmation of successful transmission; notices sent via overnight courier shall be deemed given one business day following sending; and notices mailed shall be deemed given as of three days after proper mailing.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

            IN WITNESS WHEREOF, Payor has caused this Note to be duly executed as of the date first written above.

                                        PAYOR

                                        BOSTON LIFE SCIENCES, INC.

                                        By: /s/ S. David Hillson
                                            --------------------
                                        Name: S. David Hillson
                                        Title: Chief Executive Officer

                                                                       EXHIBIT A

                        WRITTEN NOTICE OF CONVERSION NOTE

To Boston Life Sciences, Inc.

            The undersigned owner of this Note hereby irrevocably exercises the option to convert $__________ principal amount of this Note together with accrued and unpaid interest thereon into shares of Conversion Securities of Boston Life Sciences, Inc., in accordance with the terms of this Note, and directs that the shares issuable and deliverable upon the conversion be issued and delivered to the registered holder unless a different name has been indicated below. Please deliver the certificates evidencing the shares deliverable upon the conversion of this Note to the following address:
____________________________________, which address should be kept by you as the record address for the owner of such shares.

Date:_______________________

[HOLDER]


By:________________________________
Name:
Title: